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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): March 3, 2004

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       2-86551C                                          41-1368898
(Commission File Number)                    (I.R.S. Employer Identification No.)

          299 MARKET STREET
           SADDLE BROOK, NJ                                07663
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 3, 2004, the registrant issued a press release regarding the registrant's results of operations for fiscal 2003. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K. Such Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            PEOPLES EDUCATIONAL HOLDINGS, INC.
                                            (Registrant)

                                            By: /s/ Brian T. Beckwith
                                                --------------------------------
                                                Name:  Brian T. Beckwith
                                                Title: President and Chief
                                                          Executive Officer
Date: March 3, 2004




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EXHIBIT 99.1 - Press release





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